As filed with the Securities and Exchange Commission on  Registration No. 333-


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                  -------------

                         MOBIUS MANAGEMENT SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


                 Delaware                               13-3078745
                 --------                               ----------
     (State or Other Jurisdiction of    (I.R.S. Employer Identification Number)
      Incorporation or Organization)

                                120 Old Post Road
                               Rye, New York 10580
                    (Address of Principal Executive Offices)
                                 ---------------

                         MOBIUS MANAGEMENT SYSTEMS, INC.
                            1996 STOCK INCENTIVE PLAN
                         MOBIUS MANAGEMENT SYSTEMS, INC.
                        1998 EMPLOYEE STOCK PURCHASE PLAN
                            (Full Title of the Plan)
                                 ---------------

                                 Mitchell Gross
          Chairman of the Board, Chief Executive Officer and President
                         Mobius Management Systems, Inc.
                                120 Old Post Road
                               Rye, New York 10580
                     (Name and Address of Agent for Service)

                                 (914) 921-7200
                     (Telephone Number, Including Area Code,
                              of Agent for Service)

                                   Copies to:
                            Kenneth P. Kopelman, Esq.
                       Kramer Levin Naftalis & Frankel LLP
                                919 Third Avenue
                            New York, New York 10022
                                 (212) 715-9100


                         CALCULATION OF REGISTRATION FEE

-------------------------- --------------- ---------------------------- -------------------------- ----------------
Title of Securities to     Amount          Proposed Maximum Offering    Proposed Maximum           Amount of
be Registered              to be           Price Per Share(1)           Aggregate Offering Price   Registration
                           Registered                                                              Fee
-------------------------- --------------- ---------------------------- -------------------------- ----------------

Common Stock (par value       1,050,506               $2.45                   $2,573,740              $644.00
$0.0001 per share)
-------------------------- --------------- ---------------------------- -------------------------- ----------------

(1) Estimated, solely for the purpose of calculating the registration fee pursuant to Rule 457(c) under the Securities Act of 1933, as amended. The Proposed Maximum Offering Price Per Share is based on the average of the high and low prices reported by the Nasdaq National Market on October 29, 2001 which is within five (5) business days prior to the date of this Registration Statement.

                         MOBIUS MANAGEMENT SYSTEMS, INC.
                       REGISTRATION STATEMENT ON FORM S-8

                      REGISTRATION OF ADDITIONAL SECURITIES

         This registration statement is filed in accordance with the provisions of General Instruction E to Form S-8 for the purpose of registering additional shares of common stock for offer and sale under the Mobius Management Systems, Inc. 1996 Stock Incentive Plan and the Mobius Management Systems, Inc. 1998 Employee Stock Purchase Plan. The contents of the Registrant's Registration Statement on Form S-8 as filed with the Commission on June 25, 1998 (File No. 333-57695) is incorporated herein by reference. Unless otherwise specified, capitalized terms herein shall have the meaning ascribed to them in the Form S-8 (File No. 333-57695).

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8.   Exhibits.
          --------

Exhibit Number        Description

  5                   Opinion of Kramer Levin Naftalis & Frankel LLP.

 23.1                 Consent of KPMG LLP.

 23.2 Consent of Kramer Levin Naftalis & Frankel LLP (included in Exhibit 5 above).

 24.1 Power of Attorney (contained in Signature Page to Form S-8, File No. 333-57695).

 24.2 Power of Attorney (contained in Signature Page to Form S-8, File No. 333-48678).

                                   SIGNATURES

             Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on this 1 day of November, 2001.

                             MOBIUS MANAGEMENT SYSTEMS, INC.

                             By:/s/ Mitchell Gross
                             Name:  Mitchell Gross
                             Title: Chairman of the Board,
                                    Chief Executive Officer and President



Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on November 1, 2001 in the capacities indicated.

Signature             Title(s)
---------             --------

/s/ Mitchell Gross    Chairman  of  the  Board,   Chief   Executive   Officer,
--------------------
Mitchell Gross        President and Director
*______________       Director
Joseph J. Albracht
/s/ David Gordon      Interim   Chief   Financial    Officer   and   Principal
--------------------
David Gordon          Accounting Officer

*_______________      Director
Gary G. Greenfield

*_________________    Director
Kenneth P. Kopelman

*______________       Director
Robert H. Levitan


*/s/  Mitchell Gross
Mitchell Gross
Attorney-In-Fact

Pursuant to the requirements of the Securities Act of 1933, the trustees have duly caused this registration statement to be signed on its behalf by the following person on November 1, 2001 in the capacity indicated.

/s/ Mobius Management Systems, Inc.
1998 Employee Stock Purchase Plan
Mobius Management Systems, Inc
1998 Employee Stock Purchase Plan


BY:  /s/ David Gordon
     -------------------------------
     Name: David Gordon
     Authorized Signatory

                                  EXHIBIT INDEX
Exhibit Number        Description

  5                   Opinion of Kramer Levin Naftalis & Frankel LLP.

 23.1                 Consent of KPMG LLP.

 23.2 Consent of Kramer Levin Naftalis & Frankel LLP (included in Exhibit 5 above).

 24.1 Power of Attorney (contained in Signature Page to Form S-8, File No. 333-57695).

 24.2 Power of Attorney (contained in Signature Page to Form S-8, File No. 333-48678).